EXHIBIT 99

Replacement Covenant, dated as of November 15, 2007 (this “Replacement Covenant”), by General Electric Capital Corporation, a Delaware corporation (together with its successors and assigns, the “Corporation”), in favor of and for the benefit of each Covered Debtholder (as defined below).

Recitals

          A.      On the date hereof, the Corporation is issuing $2,500,000,000 aggregate principal amount of 6.375% Fixed to Floating Rate USD Subordinated Debentures due 2067 (collectively, the “Subordinated Debentures”).

          B.      This Replacement Covenant is the “Replacement Covenant” referred to in the Prospectus, dated November 6, 2007, relating to the Subordinated Debentures.

          C.      The Corporation is entering into and disclosing the content of this Replacement Covenant in the manner provided below with the intent that the covenants provided for in this Replacement Covenant be enforceable by each Covered Debtholder and that the Corporation be estopped from disregarding the covenants in this Replacement Covenant, in each case to the fullest extent permitted by applicable law.

          D.      The Corporation acknowledges that reliance by each Covered Debtholder upon the covenants in this Replacement Covenant is reasonable and foreseeable by the Corporation and that, were the Corporation to disregard its covenants in this Replacement Covenant, each Covered Debtholder would have sustained an injury as a result of its reliance on such covenants.

          NOW, THEREFORE, the Corporation hereby covenants and agrees as follows in favor of and for the benefit of each Covered Debtholder.

          SECTION 1. Definitions. Capitalized terms used in this Replacement Covenant (including the Recitals) have the meanings set forth in Schedule I hereto.

          SECTION 2. Limitations on Redemption and Repurchase of Subordinated Debentures. The Corporation hereby promises and covenants to and for the benefit of each Covered Debtholder that neither the Corporation nor any of its Subsidiaries shall repay, redeem or purchase all or any part of the Subordinated Debentures on or before November 15, 2037 except to the extent that (a) the principal amount repaid or the applicable redemption or purchase price does not exceed the sum of the following amounts:

          (i)      the Applicable Percentage of the aggregate amount of (A) net cash proceeds received by the Corporation and its Subsidiaries from the sale of Common Stock and rights to acquire Common Stock and (B) the Market Value of any Common Stock that the Corporation and its Subsidiaries have issued in connection with the conversion or exchange of any convertible or exchangeable securities, other than securities for which the Corporation or any of its Subsidiaries has received equity credit from any NRSRO; plus

          (ii)      100% of the aggregate amount of net cash proceeds received by the Corporation and its Subsidiaries from the sale of Mandatorily Convertible Preferred Stock and Debt Exchangeable into Equity to Persons other than the Corporation and its Subsidiaries; plus

          (iii)      100% of the aggregate amount of net cash proceeds received by the Corporation and its Subsidiaries from the sale of Qualifying Securities to Persons other than the Corporation and its Subsidiaries;

in each case within the applicable Measurement Period (without double counting proceeds received in any prior Measurement Period) to Persons other than the Corporation and its Subsidiaries or

           (b)      the Subordinated Debentures are exchanged for (i) at least an equal aggregate principal amount of Qualifying Debt Securities or aggregate liquidation preference of Qualifying Preferred Stock or Mandatorily Convertible Preferred Stock and/or (ii) consideration that includes Common Stock with a Market Value equal to at least 1 divided by the Applicable Percentage (expressed as a percentage) of the aggregate principal amount of Subordinated Debentures that are exchanged. For purposes of this Replacement Covenant, the term “repay” includes the defeasance by the Corporation of the Subordinated Debentures as well as the satisfaction and discharge of its obligations under the Indenture with respect to the Subordinated Debentures.

          SECTION 3. Covered Debt.

          (a)      The Corporation represents and warrants that the Initial Covered Debt is Eligible Debt.

          (b)      On or during the 30-day period immediately preceding any Redesignation Date with respect to the Covered Debt then in effect, the Corporation shall identify the series of Eligible Debt that will become the Covered Debt on and after such Redesignation Date in accordance with the following procedures:

          (i)      the Corporation shall identify each series of its then outstanding long-term indebtedness for money borrowed that is Eligible Debt;

          (ii)      if only one series of the Corporation’s then outstanding long-term indebtedness for money borrowed is Eligible Debt, such series shall become the Covered Debt commencing on the related Redesignation Date;

          (iii)      if the Corporation has more than one outstanding series of long-term indebtedness for money borrowed that is Eligible Debt, then the Corporation shall identify the series that has the latest occurring final maturity date as of the date the Corporation is applying the procedures in this Section 3(b) and such series shall become the Covered Debt on the related Redesignation Date;

          (iv)      the series of outstanding long-term indebtedness for money borrowed that is determined to be Covered Debt pursuant to clause (ii) or (iii) above shall be the

Covered Debt for purposes of this Replacement Covenant for the period commencing on the related Redesignation Date and continuing to but not including the Redesignation Date as of which a new series of outstanding long-term indebtedness is next determined to be the Covered Debt pursuant to the procedures set forth in this Section 3(b); and

          (v)      in connection with such identification of a new series of Covered Debt, the Corporation shall give the notice provided for in Section 3(c) within the time frame provided for in such section.

          (c)      Notice. In order to give effect to the intent of the Corporation described in Recital C, the Corporation covenants that (i) simultaneously with the execution of this Replacement Covenant or as soon as practicable after the date hereof with respect to the Initial Covered Debt, and (ii) in the event that indebtedness becomes Covered Debt or ceases to be Covered Debt and remains outstanding (“Changed Status Debt”) within 30 days of such changed status, it shall (A) give notice to the Holders of the Initial Covered Debt or Changed Status Debt, as applicable, in the manner provided in the indenture or other governing documentation relating to such Covered Debt, of this Replacement Covenant and the rights granted to such Holders hereunder, or in the case of Changed Status Debt that is no longer Covered Debt, the rights that are terminating, and (B) if the Initial Covered Debt or Changed Status Debt, as applicable, includes securities issued in the United States, the Corporation shall file a Form 8-K under the Securities Exchange Act, and if the Initial Covered Debt or Changed Status Debt includes securities issued outside of the United States listed on an offshore exchange, the Corporation shall file an informational report with such exchange, in each case containing a description of the covenant set forth in Section 2 and an identification of the applicable Covered Debt as of the date of such filing or report. In addition, the Corporation shall (i) post on its website a description of the covenant set forth in Section 2 identifying the indebtedness of the Corporation that is Covered Debt from time to time, (ii) if Bloomberg or other similar third-party vendor the Corporation reasonably believes is appropriate that is making available to the marketplace information with respect to securities that are Covered Debt by posting such information on an electronically accessible screen (each an “Investor Screen”), to the extent permitted by said vendor by issuer request, cause a notation to be included on each such Investor Screen identifying the relevant series of indebtedness of the Corporation that is Covered Debt from time to time as Covered Debt for purposes of this Replacement Covenant and cause a hyperlink to a definitive copy of this Replacement Covenant to be included on the Investor Screen for each series of Covered Debt (but only so long as such series is Covered Debt) and (iii) promptly upon request by any Holder of Covered Debt, provide such Holder with an executed copy of this Replacement Covenant.

          SECTION 4. Termination, Amendment and Waiver.

          (a)      The obligations of the Corporation pursuant to this Replacement Covenant shall remain in full force and effect until the earliest date (the “Termination Date”) to occur of (i) November 15, 2037, or if earlier, the date on which the Subordinated Debentures are otherwise paid, redeemed, defeased or purchased in full in compliance with this Replacement Covenant, (ii) the date, if any, on which the Holders of a majority by principal amount of the then-effective series of Covered Debt consent or agree in writing to the termination of this Replacement Covenant and the obligations of the Corporation hereunder, (iii) the date on which the

Corporation does not have any series of outstanding Eligible Senior Debt or Eligible Subordinated Debt (in each case without giving effect to the rating requirement in clause (b) of the definition of each such term) and (iv) the date on which the Subordinated Debentures are accelerated as a result of an event of default under the related indenture. From and after the Termination Date, the obligations of the Corporation pursuant to this Replacement Covenant shall be of no further force and effect.

          (b)      This Replacement Covenant may be amended or supplemented from time to time by a written instrument signed by the Corporation with the consent of the Holders of a majority by principal amount of the then-effective series of Covered Debt, provided that this Replacement Covenant may be amended or supplemented from time to time by a written instrument signed only by the Corporation (and without the consent of the Holders of the then-effective series of Covered Debt) if (i) such amendment or supplement eliminates Common Stock, Qualifying Warrants, Debt Exchangeable for Common Stock and/or Mandatorily Convertible Preferred Stock as a Replacement Security, if after the date of this Replacement Covenant, an accounting standard or interpretive guidance of an existing accounting standard issued by an organization or regulator that has responsibility for establishing or interpreting accounting standards in the United States becomes effective such that there is more than an insubstantial risk that failure to eliminate Common Stock, Qualifying Warrants, Debt Exchangeable for Common Stock and/or Mandatorily Convertible Preferred Stock as a Replacement Security would result in a reduction in the Corporation’s earnings per share as calculated in accordance with generally accepted accounting principles in the United States, (ii) such amendment or supplement is not adverse to the Holders of the then-effective series of Covered Debt and the Corporation has delivered to the Holders of the then-effective series of Covered Debt in the manner provided for in the indenture, fiscal agency agreement or other instrument with respect to such Covered Debt a written certificate to that effect, or (iii) the effect of such amendment or supplement is solely to impose additional restrictions on, or eliminate certain of, the types of securities qualifying as Replacement Securities (other than the securities covered by clause (i) above), and the Corporation has delivered to the Holders of the then-effective series of Covered Debt in the manner provided for in the indenture, fiscal agency agreement or other instrument with respect to such Covered Debt a written certificate to that effect.

          (c)      For purposes of Sections 4(a) and 4(b), the Holders whose consent or agreement is required to terminate, amend or supplement the obligations of the Corporation under this Replacement Covenant shall be the Holders of the then-effective Covered Debt as of a record date established by the Corporation that is not more than 30 days prior to the date on which the Corporation proposes that such termination, amendment or supplement becomes effective.

          SECTION 5. Miscellaneous.

          (a)      This Replacement Covenant shall be governed by and construed in accordance with the laws of the State of New York.

          (b)      This Replacement Covenant shall be binding upon the Corporation and its successors and assigns and shall inure to the benefit of the Covered Debtholders as they exist from time to time (it being understood and agreed by the Corporation that (i) if any Person who is a Covered Debtholder at the time such Person initiates a claim or proceeding to enforce its rights under this Replacement Covenant after the Corporation has violated its covenants in Section 2 and before the series of long-term indebtedness for money borrowed held by such Person is no longer Covered Debt, such Person’s rights under this Replacement Covenant shall not terminate by reason of such series of long-term indebtedness for money borrowed no longer being Covered Debt until the termination of such claim or proceeding and (ii) if at any time the Covered Debt is held by a trust that is formed for the purpose of holding only such Covered Debt, a holder of the securities of such trust may institute a legal proceeding directly against the issuer for the enforcement of this Replacement Covenant, and such securities shall be deemed to be “Covered Debt” so long as such trust holds only Covered Debt). Except as specifically provided herein, this Replacement Covenant shall have no other beneficiaries, and no other Persons are entitled to rely on this Replacement Covenant.

          (c)      All demands, notices, requests and other communications to the Corporation under this Replacement Covenant shall be deemed to have been duly given and made if in writing and (i) if served by personal delivery upon the Corporation, on the day so delivered (or, if such day is not a Business Day, the next succeeding Business Day), (ii) if delivered by registered post or certified mail, return receipt requested, or sent to the Corporation by a national or international courier service, on the date of receipt by the Corporation (or, if such date of receipt is not a Business Day, the next succeeding Business Day), or (iii) if sent by telecopier, on the day telecopied, or if not a Business Day, the next succeeding Business Day, provided that the telecopy is promptly confirmed by telephone confirmation thereof, and in each case to the Corporation at the address set forth below, or at such other address as the Corporation may thereafter notify to Covered Debtholders or post on its website as the address for notices under this Replacement Covenant:

General Electric Capital Corporation
201 High Ridge Road
Stamford, Connecticut 06927
Attention: Senior Vice President, Corporate Treasury and Global Funding Operation
Facsimile No: (203) 585-1191

IN WITNESS WHEREOF, the Corporation has caused this Replacement Covenant to be executed by its duly authorized officer, as of the day and year first above written.

GENERAL ELECTRIC CAPITAL
CORPORATION

By:	/s/ Kathryn A. Cassidy
Name: Kathryn A. Cassidy
Title: Senior Vice President, Corporate
Treasury and Global Funding Operation

Schedule 1

Definitions

          “Alternative Payment Mechanism” means, with respect to any Qualifying Securities, provisions in the related transaction documents that require the issuer, in its discretion, to issue (or use Commercially Reasonable Efforts to issue) one or more types of APM Qualifying Securities raising eligible proceeds at least equal to the deferred Distributions on such Qualifying Securities and apply the proceeds to pay unpaid Distributions on such Qualifying Securities, commencing on the earlier of (x) the first Distribution Date after commencement of a deferral period on which the Corporation pays current Distributions on such Qualifying Securities and (y) the fifth anniversary of the commencement of such deferral period, and that:

          (a) define “eligible proceeds” to mean, for purposes of such Alternative Payment Mechanism, the net proceeds (after underwriters’ or placement agents’ fees, commissions or discounts and other expenses relating to the issuance or sale) that the Corporation has received during the 180 days prior to the related Distribution Date from the issuance of APM Qualifying Securities to Persons other than the Corporation or its Subsidiaries, up to the Preferred Cap (as defined in clause (d) below) in the case of APM Qualifying Securities that are Qualifying Non-Cumulative Preferred Stock;

          (b) permit the Corporation to pay current Distributions on any Distribution Date out of any source of funds but prohibit the Corporation from paying deferred Distributions out of any source of funds other than eligible proceeds;

          (c) if deferral of Distributions continues for more than one year, require the Corporation not to repay, redeem or repurchase any securities that rank pari passu with or junior to any APM Qualifying Securities the proceeds of which were used to settle deferred Distributions in respect of that deferral period until at least one year after all deferred Distributions have been paid (a “Repurchase Restriction”);

          (d) limit the obligation of the Corporation to issue (or use Commercially Reasonable Efforts to issue) APM Qualifying Securities:

          (A) that are Common Stock and Qualifying Warrants to settle deferred Distributions pursuant to the Alternative Payment Mechanism either (x) during the first five years of any deferral period or (y) before an anniversary of the commencement of any deferral period that is not earlier than the fifth such anniversary and not later than the ninth such anniversary (as designated in the terms of such Qualifying Securities) with respect to deferred Distributions attributable to the first five years of such deferral period, either:

          (i)      to an aggregate amount of such securities, the net proceeds from the issuance of which is equal to 2% of the product of the average of the current Market Value of the Common Stock on the ten consecutive trading days ending on the fourth trading day immediately preceding the date of issuance multiplied by the total number of issued and outstanding shares of Common Stock as of the date of the Corporation’s most recent publicly available consolidated financial statements; or

          (ii)      to a number of shares of Common Stock and shares purchasable upon exercise of Qualifying Warrants, in the aggregate, not in excess of 2% of the outstanding number of shares of Common Stock (the “Common Cap”);

provided that the Common Cap need not apply to Qualifying Securities that contain a Mandatory Trigger Provision that requires the issuance and sale of APM Qualifying Securities within one year of a failure to satisfy one or more financial tests set forth in the terms of such securities or related transaction documents; and

          (B) to in the case of APM Qualifying Securities that are Qualifying Non-Cumulative Preferred Stock, an amount from the issuance thereof pursuant to the related Alternative Payment Mechanism (including at any point in time from all prior issuances thereof pursuant to such Alternative Payment Mechanism) equal to 25% of the liquidation or principal amount of the Qualifying Securities that are the subject of the related Alternative Payment Mechanism (the “Preferred Cap”);

          (e) in the case of Qualifying Securities other than Non-Cumulative preferred stock of the Corporation, include a Limitation on Distributions in Bankruptcy Provision; and

          (f) permit the Corporation, at its option, to provide that if the Corporation is involved in a merger, consolidation, amalgamation, binding share exchange or conveyance, transfer or lease of assets substantially as an entirety to any other person or a similar transaction (a “business combination”) where immediately after the consummation of the business combination more than 50% of the surviving or resulting entity’s voting stock is owned by the shareholders of the other party to the business combination, then clauses (a), (b) and (c) above will not apply to any deferral period that is terminated on the next Distribution Date following the date of consummation of the business combination;

provided (and it being understood) that:

          (a) the Alternative Payment Mechanism may at the discretion of the Corporation include a share cap limiting the issuance of APM Qualifying Securities consisting of Common Stock and Qualifying Warrants, in each case to a maximum issuance cap to be set at the discretion of the Corporation; provided that such maximum issuance cap will be subject to (i) the Corporation’s agreement to use commercially reasonable efforts to increase the maximum issuance cap when reached and simultaneously satisfy its future fixed or contingent obligations under other securities and derivative instruments that provide for settlement or payment in shares of Common Stock or (ii) if the Corporation cannot increase the maximum issuance cap as contemplated in the preceding clause, by requesting its board of directors to adopt a resolution for a shareholder vote at the next occurring annual shareholders meeting to increase the number of shares of the

Corporation’s authorized Common Stock for purposes of satisfying its obligations to pay deferred Distributions;

          (b) the Corporation shall not be obligated to issue (or use Commercially Reasonable Efforts to issue) APM Qualifying Securities for so long as a Market Disruption Event has occurred and is continuing;

          (c) if, due to a Market Disruption Event or otherwise, the Corporation is able to raise and apply some, but not all, of the eligible proceeds necessary to pay all deferred Distributions on any Distribution Date, the Corporation will apply any available eligible proceeds to pay accrued and unpaid Distributions on the applicable Distribution Date in chronological order subject to the Common Cap, the Preferred Cap, and any maximum issuance cap referred to above, as applicable; and

          (d) if the Corporation has outstanding more than one class or series of securities under which it is obligated to sell a type of APM Qualifying Securities and apply some part of the proceeds to the payment of deferred Distributions, then on any date and for any period the amount of net proceeds received by the Corporation from those sales and available for payment of deferred Distributions on such securities shall be applied to such securities on a pro rata basis up to the Common Cap, the Preferred Cap and any maximum issuance cap referred to above, as applicable, in proportion to the total amounts that are due on such securities.

          “APM Qualifying Securities” means, with respect to an Alternative Payment Mechanism, any Debt Exchangeable for Preferred Equity or any Mandatory Trigger Provision, one or more of the following (as designated in the transaction documents for any Qualifying Securities that include an Alternative Payment Mechanism or a Mandatory Trigger Provision or for any Debt Exchangeable for Preferred Equity):

(a) Common Stock; or

(b) Qualifying Warrants; and

(c) Qualifying Non-Cumulative Preferred Stock;

provided that if the APM Qualifying Securities for any Alternative Payment Mechanism, any Debt Exchangeable for Preferred Equity or any Mandatory Trigger Provision include both Common Stock and Qualifying Warrants, such Alternative Payment Mechanism, Debt Exchangeable for Preferred Equity or Mandatory Trigger Provision may permit, but need not require, the Corporation to issue Qualifying Warrants.

          “Applicable Percentage” means 200% with respect to any repayment, redemption or repurchase prior to the Termination Date.

          “Business Day” means each day other than (a) a Saturday or Sunday or (b) a day on which banking institutions in The City of New York are authorized or required by law or executive order to remain closed. “Commercially Reasonable Efforts” means, for purposes of selling APM Qualifying Securities, commercially reasonable efforts to complete the offer and sale of APM Qualifying Securities to third parties that are not Subsidiaries of the Corporation in public offerings or private placements. The Corporation shall not be considered to have made Commercially Reasonable Efforts to effect a sale of APM Qualifying Securities if it determines not to pursue or complete such sale due to pricing, coupon, dividend rate or dilution considerations.

          “Commission” means the United States Securities and Exchange Commission.

          “Common Stock” means common stock of the Corporation (including common stock and rights to acquire common stock issued pursuant to the Corporation’s dividend reinvestment plan and employee benefit plans).

          “Corporation” has the meaning specified in the introduction to this instrument.

          “Covered Debt” means (a) at the date of this Replacement Covenant and continuing to but not including the first Redesignation Date, the Initial Covered Debt and (b) thereafter, commencing with each Redesignation Date and continuing to but not including the next succeeding Redesignation Date, the Eligible Debt identified pursuant to Section 3(b) as the Covered Debt for such period.

          “Covered Debtholder” means each Person (whether a Holder or a beneficial owner holding through a participant in a clearing agency) that buys, holds or sells long-term indebtedness for money borrowed of the Corporation during the period that such long-term indebtedness for money borrowed is Covered Debt.

          “Debt Exchangeable for Equity” means Debt Exchangeable for Common Equity or Debt Exchangeable for Preferred Equity.

          “Debt Exchangeable for Common Equity” means a security or combination of securities (together in this definition, “such securities”) that:

          (a) gives the holder a beneficial interest in (i) a fractional interest in a stock purchase contract for shares of Common Stock that will be settled in three years or less, with the number of shares of Common Stock purchasable pursuant to such stock purchase contract to be within a range established at the time of issuance of such debt securities, subject to customary anti-dilution adjustments, and (ii) debt securities of the Corporation that are not redeemable at the option of the issuer or the holder thereof prior to the settlement of the stock purchase contract;

          (b) provides that the investors directly or indirectly grant to the Corporation a security interest in such debt securities and their proceeds (including any substitute collateral permitted under the transaction documents) to secure the investors’ direct or indirect obligation to purchase Common Stock pursuant to such stock purchase contract;

          (c) includes a remarketing feature pursuant to which the debt securities of the Corporation are remarketed to new investors commencing not later than three business days prior to the settlement date of the purchase contract; and

          (d) provides for the proceeds raised in the remarketing to be used to purchase Common Stock under the stock purchase contract and, if there has not been a successful remarketing by the settlement date of the stock purchase contract, provides that the stock purchase contract will be settled by the Corporation exercising its remedies as a secured party with respect to its debt securities or other collateral directly or indirectly pledged by investors in the Debt Exchangeable for Common Equity.

          “Debt Exchangeable for Preferred Equity” means a security or combination of securities (together in this definition, “such securities”) that:

          (a) gives the holder a beneficial interest in (i) subordinated debt securities of the Corporation that (A) include a provision requiring the Corporation to issue (or use Commercially Reasonable Efforts to issue) one or more types of APM Qualifying Securities raising proceeds at least equal to the deferred Distributions on such subordinated debt securities commencing not earlier than the fifth anniversary of the commencement of such deferral period and (2) are the most junior subordinated debt of the Corporation (or rank pari passu with the most junior subordinated debt of the Corporation) (in this definition, “subordinated debt”) and (ii) a fractional interest in a stock purchase contract for a share of Qualifying Non-Cumulative Preferred Stock (provided that as used in this definition of “Debt Exchangeable for Preferred Equity,” all terms of the definition of “Qualifying Non-Cumulative Preferred Stock” shall apply except that such preferred stock need not rank pari passu with or junior to all other preferred stock of the Corporation);

          (b) provides that the investors directly or indirectly grant to the Corporation a security interest in such subordinated debt securities and their proceeds (including any substitute collateral permitted under the transaction documents) to secure the investors’ direct or indirect obligation to purchase Qualifying Non-Cumulative Preferred Stock pursuant to such stock purchase contracts;

          (c) includes a remarketing feature pursuant to which the subordinated debt of the Corporation is remarketed to new investors commencing not later than the first Distribution Date that is at least five years after the date of issuance of such securities or earlier in the event of an early settlement event based on: (i) the dissolution of the issuer of such Debt Exchangeable for Preferred Equity or (ii) one or more financial tests set forth in the terms of the instrument governing such Debt Exchangeable for Preferred Equity;

          (d) provides for the proceeds raised in the remarketing to be used to purchase Qualifying Non-Cumulative Preferred Stock under the stock purchase contracts and, if there has not been a successful remarketing by the first Distribution Date that is six years after the date of issuance of such securities, provides that the stock purchase contracts will be settled by the Corporation exercising its remedies as a secured party with respect to its subordinated debt securities or other collateral directly or indirectly pledged by investors in such Debt Exchangeable for Preferred Equity;

          (e) provides for dividend payments on such preferred stock at an annual rate that is not greater than the annual rate of the sum of the interest payments on the subordinated debt and any contract payments payable by the Corporation on the stock purchase contracts;

           (f) is subject to a replacement covenant substantially similar to this Replacement Covenant that will apply to such securities and Qualifying Non-Cumulative Preferred Stock, and the Replacement Covenant will not include Debt Exchangeable for Equity as a Replacement Security; and

          (g) after the issuance of such preferred stock, provides the holders of such securities with a beneficial interest in such preferred stock.

          “Distribution Date” means, as to any securities or combination of securities, the dates on which periodic Distributions on such securities are scheduled to be made.

          “Distribution Period” means, as to any securities or combination of securities, each period from and including a Distribution Date for such securities to but not including the next succeeding Distribution Date for such securities.

          “Distribution Rate Step-Up” means any future increase (as specified in the documentation applicable to such securities at the time of issuance) in the fixed rate or floating rate calculation pursuant to which Distributions accrue or are paid that is over the fair market rate calculation made at the time of issuance of such securities, including (i) in the case of any fixed rate securities, any increase in the interest rate above the initial interest rate for such securities, (ii) in the case of any floating rate securities, any increase in the spread over the applicable index above the initial spread for such securities, and (iii) in the case of any fixed-to-floating rate securities, a spread over the applicable index during the floating rate period that exceeds the initial swap-equivalent spread for the initial fixed rate on the securities (but not including an increase in the rate of Distributions solely because (x) the index used in calculating a floating rate increases, or (y) the rate changes from a fixed rate to a floating rate. “Distributions” means, as to a security or combination of securities, dividends, interest payments or other income distributions to the holders thereof that are not Subsidiaries of the Corporation.

          “Eligible Debt” means, at any time, Eligible Subordinated Debt or, if no Eligible Subordinated Debt is then outstanding, Eligible Senior Debt.

          “Eligible Senior Debt” means, at any time in respect of any issuer, each series of outstanding unsecured long-term indebtedness for money borrowed of such issuer that (a) upon a bankruptcy, liquidation, dissolution or winding up of the issuer, ranks most senior among the issuer’s then outstanding classes of unsecured indebtedness for money borrowed, (b) is then assigned a rating by at least one NRSRO (provided that this clause (b) shall apply on a Redesignation Date only if on such date the issuer has outstanding senior long-term indebtedness for money borrowed that satisfies the requirements of clauses (a), (c) and (d) that is then assigned a rating by at least one NRSRO), (c) has an outstanding principal amount of not less than $100,000,000, and (d) was issued through or with the assistance of a commercial or investment banking firm or firms acting as underwriters, initial purchasers or placement or distribution agents. For purposes of this definition as applied to securities with a CUSIP, ISIN or Common Code number, each issuance of long-term indebtedness for money borrowed that has (or, if such indebtedness is held by a trust or other intermediate entity established directly or indirectly by the issuer, the securities of such intermediate entity that have) a separate CUSIP, ISIN or Common Code number shall be deemed to be a series of the issuer’s long-term indebtedness for money borrowed that is separate from each other series of such indebtedness.

          “Eligible Subordinated Debt” means, at any time in respect of any issuer, each series of the issuer’s then-outstanding unsecured long-term indebtedness for money borrowed that (a) upon a bankruptcy, liquidation, dissolution or winding up of the issuer, ranks senior to the Subordinated Debentures and subordinate to the issuer’s then outstanding series of unsecured indebtedness for money borrowed that ranks most senior, (b) is then assigned a rating by at least one NRSRO (provided that this clause (b) shall apply on a Redesignation Date only if on such date the issuer has outstanding subordinated long-term indebtedness for money borrowed that satisfies the requirements in clauses (a), (c) and (d) that is then assigned a rating by at least one NRSRO), (c) has an outstanding principal amount of not less than $100,000,000, and (d) was issued through or with the assistance of a commercial or investment banking firm or firms acting as underwriters, initial purchasers or placement or distribution agents. For purposes of this definition as applied to securities with a CUSIP, ISIN or Common Code number, each issuance of long-term indebtedness for money borrowed that has (or, if such indebtedness is held by a trust or other intermediate entity established directly or indirectly by the issuer, the securities of such intermediate entity that have) a separate CUSIP, ISIN or Common Code number shall be deemed to be a series of the issuer’s long-term indebtedness for money borrowed that is separate from each other series of such indebtedness.

          “Holder” means, as to the Covered Debt then in effect, each holder of such Covered Debt as reflected on the securities register maintained by or on behalf of the Corporation with respect to such Covered Debt.

          “Initial Covered Debt” means the Corporation’s 4.125% Fixed Rate Subordinated Notes Due September 19, 2035 issued in the aggregate principal amount of €750,000,000.

          “Intent-Based Replacement Disclosure” means, as to any security or combination of securities issued, directly or indirectly, by the Corporation, that the Corporation has publicly stated its intention, either in the prospectus or other offering document under which such securities were initially offered for sale or in filings with the Commission made by the Corporation under the Securities Exchange Act prior to or contemporaneously with the issuance of such securities, that the Corporation and its Subsidiaries will repay, redeem or repurchase such securities only if it has received an amount of net proceeds at least equal to the redemption price or purchase price, as the case may be, of such securities from the issuance of Qualifying Securities that have terms and provisions at the time of repayment, redemption or purchase that are as or more equity-like than the securities being repaid, redeemed or purchased, within 180 days prior to the applicable redemption or repurchase date; provided that the terms of such security or combination of securities do not provide for a Distribution Rate Step-Up that occurs prior to the Termination Date.

          “Limitation on Distributions in Bankruptcy Provision” means, with respect to any securities (other than Non-Cumulative preferred stock of the Corporation), provisions in the terms thereof or of the related transaction documents that upon any liquidation, dissolution, winding up, reorganization or in connection with any insolvency, receivership or proceeding under any bankruptcy law with respect to the Corporation, limit the claim of the holders of such securities to Distributions that accumulate during (a) any deferral period, in the case of Qualifying Securities that have an Alternative Payment Mechanism or (b) any period in which the issuer fails to satisfy one or more financial tests set forth in the terms of such securities or related transaction documents, in the case of Qualifying Securities having a Mandatory Trigger Provision, to (i) 25% of the principal amount of such securities then outstanding in the case of securities not permitting the issuance and sale of Qualifying Non-Cumulative Preferred Stock pursuant to an Alternative Payment Mechanism or (ii) the first two years of accumulated and unpaid Distributions (including compounded amounts thereon) in all other cases.

          “Mandatorily Convertible Preferred Stock” means cumulative preferred stock with (a) no prepayment obligation on the part of the issuer thereof, whether at the election of the holders or otherwise, and (b) a requirement that the preferred stock convert into Common Stock of the Corporation within three years from the date of its issuance at a conversion ratio within a range established at the time of issuance of the preferred stock, subject to customary anti-dilution adjustments.

          “Mandatory Trigger Provision” means, with respect to any securities, provisions in the terms thereof or of the related transaction documents that (a) (i) include an Alternative Payment Mechanism; provided that the APM Qualifying Securities are required to be issued and proceeds thereof applied to unpaid Distributions on Qualifying Securities in accordance with the Alternate Payment Mechanism within two years of a failure by the issuer to satisfy one or more financial tests set forth in the terms of such securities or related transaction documents and the Corporation is prohibited from paying deferred Distributions out of any source of funds other than eligible proceeds upon such failure; or (ii) in the case of Non-Cumulative perpetual preferred stock, include provisions that, during any period that the Corporation has failed to satisfy any of such financial tests, prohibit the issuer of such security or combination of securities from paying any deferred Distributions in an amount exceeding the “eligible proceeds” (as defined in the definition of “Alternative Payment Mechanism”) of the sale of APM Qualifying Securities; (b) prohibit the issuer of such securities from redeeming or purchasing any of its securities ranking upon the liquidation, dissolution or winding up of the Corporation junior to or pari passu with any APM Qualifying Securities the proceeds of which were used to settle deferred interest during the relevant deferral period prior to the date six months after the issuer applies the net proceeds of the sale of such APM Qualifying Securities to pay such deferred Distributions in full; and (c) include an Optional Deferral Provision. No remedy other than Permitted Remedies will arise by the terms of such securities or related transaction documents in favor of the holders of such securities as a result of the issuer’s failure to pay Distributions because of the Mandatory Trigger Provision or as a result of the issuer’s exercise of its right under an Optional Deferral Provision until Distributions have been deferred for one or more Distribution Periods that total together at least ten years.

“Market Disruption Events” means the occurrence or existence of any of the following events or sets of circumstances:

          (a) trading in securities generally on the New York Stock Exchange or any other national securities exchange or over-the-counter market on which our common stock and/or preferred stock is then listed or traded shall have been suspended or its settlement generally shall have been materially disrupted, or minimum prices shall have been established on any such exchange or market by the Commission, by the relevant exchange or by any other regulatory body or governmental body having jurisdiction, and the establishment of such minimum prices materially disrupts or otherwise has a material adverse effect on trading in, or the issuance and sale of, the APM Qualifying Securities;

          (b) the Corporation would be required to obtain the consent or approval of its shareholders or a regulatory body (including, without limitation, any securities exchange) or governmental authority to issue or sell the APM Qualifying Securities of the Corporation and the Corporation fails to obtain such consent or approval notwithstanding its commercially reasonable efforts to obtain such consent or approval;

          (c) a banking moratorium shall have been declared by the federal or state authorities of the United States and such moratorium materially disrupts or otherwise has a material adverse effect on trading in, or the issuance and sale of, the APM Qualifying Securities; (d) a material disruption shall have occurred in commercial banking or securities settlement or clearance services in the United States and such disruption materially disrupts or otherwise has a material adverse effect on trading in, or the issuance and sale of, the APM Qualifying Securities;

          (e) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States, there shall have been a declaration of a national emergency or war by the United States or there shall have occurred any other national or international calamity or crisis and such event materially disrupts or otherwise has a material adverse effect on trading in, or the issuance and sale of, the APM Qualifying Securities; (f) there shall have occurred such a material adverse change in domestic or international economic, political or financial conditions (including from terrorist activities), or the effect of international conditions on the financial markets in the United States shall be such, as to materially disrupt or otherwise have a material adverse effect on trading in, or the issuance and sale of, the APM Qualifying Securities; or

          (g) an event occurs and is continuing as a result of which the offering document for the applicable securities would, in the Corporation’s reasonable judgment, contain an untrue statement of a material fact or omit to state a material fact required to be stated in such offering document or necessary to make the statements in such offering document not misleading and either (i) the disclosure of such event, in the Corporation’s reasonable judgment, is not otherwise required by applicable law and would have a material adverse effect on its business, or (ii) the disclosure relates to a previously undisclosed proposed or pending material business transaction, the disclosure of which would impede the Corporation’s ability to consummate such transaction; provided that no single suspension period contemplated by this paragraph (g) shall exceed 90 consecutive days and multiple suspension periods contemplated by this paragraph (g) shall not exceed an aggregate of 180 days in any 360-day period.

          “Market Value” means, on any date, the closing sale price per share of Common Stock (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on that date as reported in composite transactions by the New York Stock Exchange or, if the Common Stock is not then listed on the New York Stock Exchange, as reported by the principal U.S. securities exchange on which the Common Stock is traded or quoted. If the Common Stock is not listed on any U.S. securities exchange on the relevant date, the “Market Value” shall be the last quoted bid price for the Common Stock in the over-the-counter market on the relevant date as reported by the National Quotation Bureau or similar organization. If the Common Stock is not so quoted, the “Market Value” shall be the average of the mid-point of the last bid and ask prices for the Common Stock on the relevant date from each of at least three nationally recognized independent investment banking firms selected by the Corporation for this purpose.

          “Measurement Period” with respect to any notice date or repayment, purchase or defeasance date, means the period (i) beginning on the date that is 180 days prior to delivery of notice of such redemption or the date of such repayment, purchase or defeasance and (ii) ending on such notice date or date of such repayment, purchase or defeasance. Measurement Periods cannot run concurrently.

          “Non-Cumulative” means, with respect to any securities, that either (a) the issuer thereof may elect not to make any number of periodic Distributions or interest payments without any remedy arising under the terms of the securities or related agreements in favor of the holders, other than one or more Permitted Remedies or (b) except for purposes of the definition of “Qualifying Non-Cumulative Preferred Stock,” the securities are Non-Cash Cumulative.

          “Non-Cash Cumulative” means, with respect to any securities, that the securities include (a) an Optional Deferral Provision, (b) an Alternative Payment Mechanism that becomes effective after the issuer of such securities has deferred in whole or in part payment of Distributions on such securities for one or more consecutive Distribution Periods of up to five years and (c) a Limitation on Distributions in Bankruptcy Provision.

“NRSRO” means a nationally recognized statistical rating organization within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Securities Exchange Act.

          “Optional Deferral Provision” means, as to any Qualifying Securities, a provision in the terms thereof or of the related transaction agreements to the effect that:

          (a)      (i) the issuer of such Qualifying Securities may, in its sole discretion, defer in whole or in part payment of Distributions on such securities for one or more consecutive Distribution Periods of up to five years or, if a Market Disruption Event is continuing, 10 years, without any remedy other than Permitted Remedies and (ii) such securities are subject to an Alternative Payment Mechanism (provided that such Alternative Payment Mechanism need not apply during the first five years of any deferral period and need not include a Common Cap, Preferred Cap, Limitation on Distributions in Bankruptcy Provision or Repurchase Restriction); or

          (b) the issuer of such Qualifying Securities may, in its sole discretion, defer or skip in whole or in part payment of Distributions on such securities for one or more consecutive Distribution Periods of up to at least 10 years without any remedy other than Permitted Remedies.

          “Permitted Remedies” means, with respect to any securities, one or more of the following remedies:

          (a) rights in favor of the holders of such securities permitting such holders to elect one or more directors of the issuer (including any such rights required by the listing requirements of any stock or securities exchange on which such securities may be listed or traded);

          (b) complete or partial prohibitions on the issuer paying Distributions on or repurchasing common stock or other securities that rank pari passu with or junior as to Distributions to such securities for so long as Distributions on such securities, including unpaid Distributions, remain unpaid; and (c) provisions obliging the Corporation to cause, or use Commercially Reasonable Efforts to cause, such unpaid Distributions to be paid in full pursuant to an Alternative Payment Mechanism.

          “Person” means any individual, corporation, partnership, joint venture, trust, limited liability company or corporation, unincorporated organization or government or any agency or political subdivision thereof.

          “Qualifying Debt Securities” means debt securities that meet one of the following criteria:

          (a) in connection with any redemption or repurchase of Subordinated Debentures prior to November 15, 2017, securities issued by the Corporation or its Subsidiaries that (i) rank upon a liquidation, dissolution or winding-up of the Corporation pari passu with or junior to the Subordinated Debentures, pari passu with the claims of the Corporation’s trade creditors and junior to all of the Corporation’s other long-term indebtedness for money borrowed (other than the Corporation’s long-term indebtedness for money borrowed from time to time outstanding that by its terms ranks pari passu with such securities) and (ii) either:

          (A) (1) have no maturity or a maturity of at least 60 years and are subject to a replacement covenant substantially similar to this Replacement Covenant and (2) have an Optional Deferral Provision;

          (B) (1) have no maturity or a maturity of at least 60 years with Intent-Based Replacement Disclosure and (2) are Non-Cash Cumulative;

          (C) (1) have no maturity or a maturity of at least 60 years and (2) have a Mandatory Trigger Provision;

          (D) (1) have no maturity or a maturity at least 40 years and are subject to a replacement covenant substantially similar to this Replacement Covenant and (2) are Non-Cash Cumulative;

          (E) (1) have no maturity or a maturity at least 40 years with Intent-Based Replacement Disclosure and (2) have a Mandatory Trigger Provision; or

          (F) (1) have no maturity or a maturity of at least 25 years and are subject to a replacement covenant substantially similar to this Replacement Covenant and (2) have a Mandatory Trigger Provision; or

     (b) in connection with any repayment, redemption or repurchase of Subordinated Debentures at any time on or after November 15, 2017:

          (i) all securities described under clause (a) of this definition; or

          (ii) securities issued by the Corporation or its Subsidiaries that (A) rank upon a liquidation, dissolution or winding-up of the Corporation pari passu with or junior to the Subordinated Debentures, pari passu with the claims of the Corporation’s trade creditors and junior to all of the Corporation’s other long-term indebtedness for money borrowed (other than the Corporation’s long-term indebtedness for money borrowed from time to time outstanding that by its terms ranks pari passu with such securities), (B) either (1) have no maturity or a maturity of at least 60 years and Intent-Based Replacement Disclosure or (2) have no maturity or a maturity at least 30 years and are subject to a replacement covenant substantially similar to this Replacement Covenant and (C) have an Optional Deferral Provision.

          Notwithstanding the foregoing, no securities or combination of securities will be included in Qualifying Debt Securities if such securities (i) applying the tests set forth above, are required to include Intent-Based Replacement Disclosure and (ii) include a Distribution Rate Step-Up that occurs prior to the Termination Date.

          “Qualifying Non-Cumulative Preferred Stock” means the Corporation’s Non-Cumulative perpetual preferred stock that ranks pari passu with or junior to all of the Corporation’s other preferred stock and (a) is subject to a replacement covenant substantially similar to this Replacement Covenant or (b) is subject to both (i) a Mandatory Trigger Provision and (ii) Intent-Based Replacement Disclosure. Additionally, in both (a) and (b) the transaction documents shall provide for no remedies as a consequence of non-payment of distributions other than Permitted Remedies.

          “Qualifying Preferred Stock” means preferred stock that meets one of the following criteria:

          (a) in connection with any redemption or repurchase of Subordinated Debentures prior to November 15, 2017, preferred stock issued by the Corporation or its Subsidiaries that:

          (i) (A) has no maturity or a maturity of at least 60 years and is subject to a replacement covenant substantially similar to this Replacement Covenant and (B) has an Optional Deferral Provision;

          (ii) (A) has no maturity or a maturity of at least 60 years with Intent-Based Replacement Disclosure and (B) is Non-Cumulative;

          (iii) (A) has no maturity or a maturity of at least 60 years and (B) has a Mandatory Trigger Provision;

          (iv) (A) has no maturity or a maturity at least 40 years and is subject to a replacement covenant substantially similar to this Replacement Covenant and (B) is Non-Cumulative;

          (v) (A) has no maturity or a maturity at least 40 years with Intent-Based Replacement Disclosure and (B) has a Mandatory Trigger Provision; or

          (vi) (A) has no maturity or a maturity of at least 25 years and is subject to a replacement covenant substantially similar to this Replacement Covenant and (B) has a Mandatory Trigger Provision; or

          (b) in connection with any repayment, redemption or repurchase of Subordinated Debentures at any time on or after November 15, 2017:

          (i)      all preferred stock described under clause (a) of this definition; or

          (ii)      preferred stock issued by the Corporation or its Subsidiaries that either:

          (A) (1) has no maturity or a maturity of at least 60 years with Intent-Based Replacement Disclosure and (2) has an Optional Deferral Provision;

          (B) (1) has no maturity or a maturity of at least 60 years and (2) is Non-Cumulative;

          (C) (1) has a maturity of at least 40 years and is subject to a replacement covenant substantially similar to this Replacement Covenant and (2) has an Optional Deferral Provision; or

          (D) (1) has a maturity of at least 40 years and (2) has a Mandatory Trigger Provision; or

         (E) (1) has no maturity or a maturity at least 30 years and is subject to a replacement covenant substantially similar to this Replacement Covenant and (2) has an Optional Deferral Provision.

          Notwithstanding the foregoing, no securities or combination of securities will be included in Qualifying Preferred Stock if such securities (i) applying the tests set forth above, are required to include Intent-Based Replacement Disclosure and (ii) include a Distribution Rate Step-Up that occurs prior to the Termination Date.

          “Qualifying Securities” means Qualifying Debt Securities and Qualifying Preferred Stock.

          “Qualifying Warrants” means net share settled warrants to purchase Common Stock that have an exercise price greater than the current stock market price of the issuer’s Common Stock as of their date of issuance, that do not entitle the issuer to redeem for cash and the holders of such warrants are not entitled to require the issuer to repurchase for cash in any circumstance.

          “Redesignation Date” means, as to the Covered Debt in effect at any time, the earliest of (a) the date that is two years prior to the final maturity date of such Covered Debt, (b) if the Corporation elects to redeem, or the Corporation or a Subsidiary of the Corporation elects to repurchase, such Covered Debt either in whole or in part with the consequence that after giving effect to such redemption or repurchase the outstanding principal amount of such Covered Debt is less than $100,000,000, the applicable redemption or repurchase date and (c) if such Covered Debt is not Eligible Subordinated Debt, the date on which the Corporation issues long-term indebtedness for money borrowed that is Eligible Subordinated Debt.

          “Replacement Covenant” has the meaning specified in the introduction to this instrument.

           “Replacement Securities” means Common Stock, Qualifying Warrants, Debt Exchangeable for Common Equity, Debt Exchangeable for Preferred Equity, Mandatorily Convertible Preferred Stock or Qualifying Securities.

          “Securities Exchange Act” means the Securities Exchange Act of 1934, as amended.

          “Subordinated Debentures” has the meaning specified in Recital A.

          “Subsidiary” means, at any time, any Person the shares of stock or other ownership interests of which having ordinary voting power to elect a majority of the board of directors or other managers of such Person are at the time owned, or the management or policies of which are otherwise at the time controlled, directly or indirectly through one or more intermediaries (including other Subsidiaries) or both, by another Person.

          “Termination Date” has the meaning specified in Section 4(a).